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                                                                      Exhibit 32

                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                   1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

     The undersigned officers of REX Stores Corporation (the "Company") hereby certify, to their knowledge, that the Company's Annual Report on Form 10-K for the period ended January 31, 2004, which this certificate accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


/s/ STUART A. ROSE
--------------------------------------
Stuart A. Rose


/s/ DOUGLAS L. BRUGGEMAN
--------------------------------------
Douglas L. Bruggeman

Dated: April 15, 2004



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